                          FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT is made as of this 15 day of October, 1997, by NOTTINGHAM VILLAGE, INC., a corporation organized and existing under the laws of Maryland ("Landlord"), and METRIS DIRECT, INC., a Minnesota corporation ("Tenant") and METRIS COMPANIES, INC. ("Guarantor").

                                EXPLANATORY STATEMENT

     A. Landlord and Tenant are parties to that Agreement of Lease dated March 28, 1997 (the "Lease") respecting certain premises containing 51,600 square feet of space in Landlord's Building located at 8020 Corporate Drive, in the White Marsh Business Community, in Baltimore County, Maryland (the "Premises"). Guarantor has guaranteed the obligations of Tenant under the Lease pursuant to the terms of a Guaranty of Lease dated March 31, 1997 (the "Guaranty").

     B. The size of the Premises has been determined, and Landlord and Tenant desire to amend the Lease to reflect that fact, and to make certain other amendments as hereinafter set forth. Guarantor joins herein for the purpose of acknowledging such amendments and confirming the continued force and effect of the Guaranty.

     C. The effective date of this Agreement shall be the date above set forth.

                                      AGREEMENT

NOW THEREFORE, the parties agree that the Lease shall be amended as follows.

          IN CONSIDERATION of the Rents hereinafter reserved and the agreements set forth in the General Terms and Conditions, and any and all Schedules, Attachments and Riders hereto, Landlord hereby leases to Tenant and Tenant rents from the Landlord the Premises, located in the Building within the Center, for the Term. Landlord and Tenant do hereby agree as follows.

     1.   AMENDMENT OF CERTAIN LEASE TERMS.

          1. 1. "BASIC RENT". Section 1. 1 of the Lease is deleted in its entirety and the following provision is substituted:

          For the First Lease Year of the Term the Basic Rent shall be the annual sum of $516,000.00 payable in equal consecutive monthly installments of $43,000.00. Commencing with the second Lease Year and continuing each Lease


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     Year thereafter for the remainder of the Term, the Basic Rent shall be increased to an amount equal to the product, rounded to the nearest cent, of (A) the per-square-foot Basic Rent rate for the immediately preceding year multiplied by (B) 1.025; and the product of such equation then being multiplied by (C) the Rentable Area. Tenant shall pay no monthly installment of Basic Rent for the first calendar month of the Term.

          1.2. "BUILDING". Section 1.2 of the Lease is deleted in its entirety and the following provision is substituted:

          The building to be constructed by Landlord and situate within the Center, at the intersection of Sandpiper Circle, extended, and Corporate Drive, in the White Marsh Business Community, Baltimore, Maryland, 21236, as shown on Exhibit A, the total square footage of which is 51,600 square feet, and is hereinafter referred to as the "Rentable Area".


          1.3. "TERM" . Section 1.14 of the Lease is amended to confirm that the Commencement Date of the Lease was September 1, 1997.

     2. REPAIRS TO BE MADE BY LANDLORD; REPAIRS TO BE MADE BY TENANT; COMMON AREAS; MANAGEMENT AND OPERATION of COMMON AREAS; TENANT TO PAY FOR COMMON AREA MAINTENANCE EXPENSES. Landlord and Tenant acknowledge that they have entered into, or shall shortly hereafter enter into, a Project Management Agreement with Nottingham Management Company, as Agent, pursuant to which such Agent shall perform the management, general maintenance and repair obligations of Landlord and Tenant with respect to the Premises and the Building and Center generally, all as set forth in Sections 10 and 11 of the Lease. All costs and expenses of such work, including such Agent's management fee, shall be paid by Tenant in accordance with a mutually approved budget and otherwise as provided in such Agreement. Accordingly, Landlord and Tenant agree that, so long as such Agreement shall remain in force and effect to provide for the performance of the parties' respective obligations under such Sections, Tenant's payments under the Agreement shall be made in lieu of its payments of its Proportionate Share of Common Area Maintenance Expenses under the Lease.

     3. LEASE, GUARANTY OTHERWISE TO REMAIN IN FULL FORCE AND EFFECT. Except as otherwise specifically set forth in this Agreement, each of the other terms, covenants and conditions set forth in the Lease shall be and remain in full force and effect. Guarantor joins herein for the purpose of acknowledging the foregoing amendments and agrees that the Guaranty is and shall remain in full force and effect and unimpaired by these amendments.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Agreement of Lease, or have caused the same to be executed on their respective behalves by their duly authorized representatives, the date and year first above written.

WITNESS:                                LANDLORD:

                                        NOTTINGHAM VILLAGE, INC., a
                                        Maryland corporation

(ILLEGIBLE)                             By: /s/ P. Douglas Dollenberg   (SEAL)
--------------------------                 --------------------------
                                             P. Douglas Dollenberg, President

WITNESS OR ATTEST:                      TENANT:

                                        METRIS DIRECT, INC., a Minnesota
                                        corporation

Cynthia J. Burda                        By: /s/ Ronald N. Zebeck  (SEAL)
--------------------------                 -----------------------
                                             Ronald N. Zebeck, President

WITNESS OR ATTEST:                      GUARANTOR:

                                        METRIS COMPANIES, INC., a Minnesota
                                        corporation

                                        By: /s/ Jill B. Barclift  (SEAL)
--------------------------                 -----------------------
                                             Jill B. Barclift


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                                   ACKNOWLEDGMENTS

STATE OF MINNESOTA, COUNTY OF HENNEPIN, to wit:

     I HEREBY CERTIFY that on this 15TH day of October, 1997, before me, the subscriber a Notary Public of the said State, personally appeared RONALD N. ZEBECK, known to me (or satisfactorily proven) to be the duly authorized corporate officer of METRIS DIRECT, INC., a Minnesota corporation, and that such person, as such officer, being duly authorized so to do, did execute the foregoing instrument on behalf of said entity, and such person made acknowledgment that such execution was for and on behalf of, and was the authorized act of, such entity.

     AS WITNESS my hand and Notarial Seal.

               [SEAL]
                                        /s/ Cythia J. Burda
                                        ------------------------------------
                                        Notary Public
                                        My Commission Expires: Jan. 31, 2000
                                                               -------------
STATE OF MINNESOTA, COUNTY OF HENNEPIN, to wit:

     I HEREBY CERTIFY that on this 15TH day of October, 1997, before me, the subscriber a Notary Public of the said State, personally appeared JILL B. BARCLIFT, known to me (or satisfactorily proven) to be the duly authorized corporate officer of METRIS COMPANIES, INC., a Minnesota corporation, and that such person, as such officer, being duly authorized so to do, did execute the foregoing instrument on behalf of said entity, and such person made acknowledgment that such execution was for and on behalf of, and was the authorized act of, such entity.

     AS WITNESS my hand and Notarial Seal.

               [SEAL]

                                        /s/ Katrina M. Ganz
                                        ------------------------------------
                                        Notary Public
                                        My Commission Expires: Jan. 31, 2000
                                                               -------------

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